Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Bidville, Inc. (the "Company") on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Palandro, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                              /s/ Michael Palandro
                              -------------------------
                              Michael Palandro
                              Chief Executive Officer (or equivalent thereof) April 30, 2004





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Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the annual report of Bidville, Inc. (the "Company") on Form 10-KSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Pearce, Chief Financial Officer (or the equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                              /s/ Robert W. Pearce
                              -------------------------
                              Robert W. Pearce
                              Chief Financial Officer (or equivalent thereof) April 30, 2004